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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2010
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

One Market, Spear Tower Suite 2400 San Francisco, California 94105 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 1, 2010, members of senior management of PG&E Corporation and Pacific Gas and Electric Company (Utility) will host an Investor Conference in New York City, at which they will meet with investment professionals and make a webcast presentation using the materials attached hereto as Exhibit 99.  In the presentation, management will discuss various aspects of the Utility’s operations, reaffirm guidance for PG&E Corporation’s earnings per share from operations of $3.35 to $3.50 for 2010 and $3.65 to $3.85 for 2011, and discuss other financial projections and the assumptions upon which the projections are based.  These materials also will be used for investor meetings to be held on March 3 and 4, 2010 during the UBS Natural Gas, Electric Power & Coal Conference to be held in Dallas, Texas.  These materials and the March 1, 2010 webcast presentation can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.  The information included in Exhibit 99 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

In order to provide investors with a measure that reflects the underlying financial performance of the business and offers investors a basis on which to compare performance from one period to another, PG&E Corporation presents results and guidance on an “earnings from operations” basis, which excludes items that are not reflective of the normal course of operations.  “Earnings from operations” are not a substitute or alternative for income available for common shareholders presented in accordance with generally accepted accounting principles (GAAP).  See the financial tables included in the materials attached as Exhibit 99 for a reconciliation of guidance based on earnings from operations to guidance based on income available for common shareholders in accordance with GAAP.   Management’s guidance for PG&E Corporation’s 2010 and 2011 earnings per share from operations constitute forward-looking statements that are based on current expectations and various assumptions that management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. See the third slide included in the materials attached as Exhibit 99 for a list of some of the factors that could cause actual results to differ materially.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99
PG&E Corporation materials to be used during the Investor Conference held in New York City on March 1, 2010 and for investor meetings to be held on March 3 and 4, 2010 during the UBS Natural Gas, Electric Power & Coal Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: March 1, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: March 1, 2010	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99
PG&E Corporation materials to be used during the Investor Conference held in New York City on March 1, 2010 and for investor meetings to be held on March 3 and 4, 2010 during the UBS Natural Gas, Electric Power & Coal Conference.